19
BAR HARBOR BANKSHARES
82 Main Street
Bar Harbor, ME  04609


September 10, 1998



Dear Stockholder:

The 1998 Annual Meeting of Bar Harbor Bankshares will be held at 11:00 a.m. on Tuesday, October 6, 1998 in the Atlantic Oakes Conference Center, located next to the Bay
Ferries Terminal on Route 3 in Bar Harbor, Maine. The
Directors and Officers join me in inviting you to attend this meeting and the reception which will follow.


Enclosed are the Clerk's official Notice of Annual Meeting, a Proxy Statement and the Form of Proxy. Please sign the Form of Proxy and return it in the envelope provided so that your shares will be voted at the Annual Meeting if you are unable to attend. Please also complete the reception postcard and mail it separately from the Form of Proxy if you will be attending the reception.


We look forward to seeing you on October 6th. Please join us for the reception even if you are unable to attend the business meeting.


                              Very truly yours,
                              Sheldon F. Goldthwait, Jr.
                              President and Chief Executive
Officer

Enclosures

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

     Each stockholder is urged to fill in, date and sign the enclosed form of proxy and mail it in the self-addressed envelope provided. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.
BAR HARBOR BANKSHARES




NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 6, 1998


Notice is hereby given that the Annual Meeting of the Stockholders of Bar Harbor Bankshares will be held at the Atlantic Oakes Conference Center on Route 3 in Bar
Harbor, Maine on October 6, 1998 at 11:00 a.m. to consider and act upon the following proposals.

1.   To elect five persons to serve as
Directors for a
term of three years.

2.   To set the number of Directors for
the ensuing
year at 19.

3.   To ratify the Board of Directors'
selection of
     Berry, Dunn, McNeil & Parker as
     independent auditors of the Company
     and of the Bank for the ensuing year.

4.   To transact such other business as
may properly
     come before the meeting or any
     adjournment thereof.

Stockholders of record as of the close of business on August 18, 1998 will be entitled to a notice of and to vote at the meeting.

By Order of the Board of Directors




Marsha C. Sawyer, Clerk
BAR HARBOR BANKSHARES
82 Main Street
Bar Harbor, ME  04609

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, OCTOBER 6, 1998

PROXY STATEMENT

     This Proxy Statement is furnished to
the stockholders of Bar Harbor Bankshares
(the Company) in connection with the
solicitation of proxies on behalf of the Board of Directors for use at the Annual
Meeting of Stockholders (the Meeting). The
Meeting will be held on Tuesday, October 6, 1998 at 11:00 a.m. at the Atlantic Oakes
Conference Center on Route 3 in Bar Harbor,
Maine. The official Notice of the Annual
Meeting of Stockholders accompanies this
Statement. A Form of Proxy for use at the Meeting and a return envelope for the proxy are enclosed. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if attending the Meeting, by notifying the Clerk or by giving notice at the Meeting. This Proxy
Statement and the enclosed Form of Proxy will be mailed to the stockholders of the Company on or about September 8, 1998.

     Proxies are being solicited by the
Board of Directors (the Board) of the
Company principally through the mail. The
Board of Directors and Management of the Company may also solicit proxies personally or by telephone. The entire expense of solicitation, including costs of preparing, assembling and mailing the proxy material will be borne by the Company. These expenses are not expected to exceed the amount normally expended for an annual meeting at which directors will be elected.

VOTING SECURITIES AND PRINCIPAL HOLDERS
THEREOF

     As of August 18, 1998, the Company had
outstanding 1,721,807 shares of its common stock (the Common Stock), par value $2 per share, each of which is entitled to one vote upon each matter presented at the Meeting. Only stockholders of record at the close of business on August 18, 1998 are entitled to vote at the Meeting. The presence at the Meeting, either in person or by proxy, of the holders of one-third of the shares of Common Stock will constitute a quorum. Assuming a quorum is present, action may be taken on any matter considered by the holders of a majority of the shares present and voting. Abstentions and shares otherwise not voting will not be deemed present and voting. Stockholders who are present will have an opportunity to vote on each matter brought before the meeting.
As of August 18, 1998, to the knowledge of
                    the
Company there was no beneficial owner of more than 5% of the Company's Common Stock.

     The following table lists, as of
August 18, 1998, the number of shares of Common Stock and the percentage of the Common Stock represented thereby, beneficially owned by each director and by all principal officers and directors of the Company as a group.

                              Amount
Amount
                    Direct    of       Indirec  of
                    Benefic   Direct   t
Indirec  Percen
Director            ial       Benefic  Benefic  t        t (1)
                    Ownersh   ial      ial
Benefic  of
                    ip        Ownersh  Ownersh  ial      Class
                              ip       ip
Ownersh
                                                ip
Frederick F. Brown  Direct    11,970   Indirec  600      *
                                       t
Robert C. Carter    Direct    950      Indirec  100      *
                                       t
Thomas A. Colwell   Direct    2,700                      *
Bernard K. Cough    Direct    64,415   Indirec
19,370              4.866%
                                       t
Peter Dodge         Direct    2,130    Indirec  300      *
                                       t
Dwight L. Eaton     Direct    4 327                      *
Ruth S. Foster      Direct    1,675                      *
Cooper F. Friend    Direct    1,600                      *
Robert L. Gilfillan Direct    26,550   Indirec
13,415              2.322%
                                       t
Sheldon F.          Direct    13,055   Indirec
2,228               *
Goldthwait, Jr.                        t
H. Lee Judd         Direct    700      Indirec
2,750               *
                                       t
James C. MacLeod    Direct    10,150   Indirec
10,150              1.179%
                                       t
John P. McCurdy     Direct    3,250    Indirec  50       *
                                       t
Jarvis W. Newman    Direct    11,550   Indirec
3,500               *
                                       t
Robert M. Phillips  Direct    600      Indirec  50       *
                                       t
John P. Reeves      Direct    7,049    Indirec
5,685               *
                                       t
Lynda Z. Tyson      Direct    625      Indirec  75
*
                                       t
Total Ownership of all        167,887
58,273   13.135 Directors and Executive
%
Officers of Company as a
group (21 persons).
*less than 1%

(1) For purposes of the foregoing table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-
3 promulgated under the Securities Exchange
Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security, or if he or she had the right to acquire beneficial ownership of the security within 60 days.
Beneficial ownership does not include, in the case of each director, 48,680 shares
(2.83%) of the Common Stock held by two
trusts which, for purposes of voting, are allocated equally among the directors of the Bank under the terms of the respective trust instruments. No director has any other beneficial interest in such shares.
Ownership figures for directors and
nominees include directors' qualifying
shares owned by each person named.

     Management is not aware of any
arrangement which could, at a subsequent date, result in a change in control of the Company.

     Directors, Officers and owners of 10%
or more of the Common Stock of the Company are required to file periodic reports with the Securities and Exchange Commission with respect to their beneficial ownership of the Common Stock. Based upon a review of appropriate forms furnished to and retained by the Company, the Company is not aware of any officer, director or owner of 10% or more of the Common Stock who has failed to file any such report.


MANAGEMENT OF THE COMPANY

Directors

     Management recommends that the number
of directors for the coming year be set at
19. The Bylaws of the Company provide for not fewer than 9 nor more than 27 directors, with directors serving staggered terms of three years. The Board of Directors has nominated for re-election five incumbent directors whose terms expire in 1998. Frederick F. Brown, Robert C.
Carter, Dwight L. Eaton, Sheldon F.
Goldthwait, Jr., and Robert M. Phillips
have been nominated for re-election to
three year terms. Each of these persons has consented to be named as a nominee and to serve if elected.

A vacancy in the Board of Directors exists
                   as a
result of the death of Abner L. Sargent and it is the recommendation of management that this vacancy remain unfilled at the Meeting. Pursuant to the terms of the Company's Bylaws, the Board may at any time appoint an additional director to fill this vacancy until the next
Annual Meeting.
     The following table sets forth the names, occupations, ages and terms of service of all directors:

                    Principal Occupation         Age     Year
                    Now and for                  as
of   First
Name                past 5 Years
8/18/9  Elected
                                                 8       Directo
                                                         r
Term expires in
1998
Frederick F. Brown  Proprietor and owner of F.
72   1984
                    T. Brown Co., (hardware
             store), Mt. Desert, ME

Robert C. Carter    Owner of Machias Motor Inn,
54   1996
                    Machias, Maine

Dwight L. Eaton     Senior Vice President and
63   1988
                    Trust Officer of the Bank;
              Vice President of the
               Company since 1987

Sheldon F.          President and Chief
60   1988
Goldthwait, Jr.     Executive Officer of the
                    Company and the Bank since
                    January 1, 1995. Formerly
                    Executive Vice President of
                    the Company and the Bank
                    since December, 1989

Robert M. Phillips  Officer of International
56   1993
                    Foods Network (exporter of
                    a variety of food products),
                    Sullivan, Maine; and serves
                    as a full-time consultant on
                    special projects for Oxford
                    Frozen Foods.

Terms expire in
1999:

Peter Dodge         President and Insurance
54   1987
                    Agent with Merle B. Grindle
                    Agency (insurance and real
                    estate), Blue Hill, Maine


Ruth S. Foster      Former State Senator and
69   1986
                    owner of Ruth Foster's
                    (retail clothing),
                    Ellsworth, Maine

                                                         Year Principal
                    Occupation                   Age     First
                    Now and for                  as
of   Elected
Name                past 5 Years
8/18/9  Directo
                                                 8       r
Terms expire in
1999, Continued:
James C. MacLeod    Retired; formerly Vice
74                  1984
                    President of the Bank and
                    the Company


Jarvis W. Newman    Self-employed yacht broker
63                  1984
             Southwest Harbor, Maine

John P. Reeves      Retired; formerly President
64                  1984
                    and Chief Executive Officer
                    of the Company and the
             Bank, Bar Harbor, Maine

Lynda Z. Tyson      Chief Operating Officer and
43                  1993
                    Marketing Director of Tyson
                    & Partners, Marketing
                    Consultants, Bar Harbor,
                    Maine. Formerly Chief
                    Executive Officer of Bar
                    Harbor Chamber of Commerce.



Term expires in
2000

Thomas A. Colwell   President of Colwell Bros.,
54                  1991
                    Inc. (lobster pounding) of
                    Stonington, ME

Bernard K. Cough    Treasurer of Atlantic
71                  1985
                    Oakes, Inc., Atlantic Eyrie
                    and several other resort
                    motels, Bar Harbor, Maine

Cooper F. Friend    President, Friend and
44                  1997
                    Friend, Inc. a recreational
                    motorsports
                    dealership.
                    Partner in U-
                    Store-It and
                    Friend and
                    Friend Realty

                                                         Year Principal
                    Occupation                   Age     First
                    Now and for                  as
of                  Elected
Name                past 5 Years
8/18/9  Directo
                                                 8       r
Terms expire in
2000, Continued:
Robert L.           Owner and President of West
71                  1984
Gilfillan           End Drug Co., (retail
             pharmacy), Bar Harbor,
                    Maine

H. Lee Judd         President of Hinckley
53                  1997
                    Insurance Group and
              Hinckley Real Estate

John P. McCurdy     Retired; formerly owner and
67                  1984
                    operator of McCurdy Fish
                    Company (fish
                    processor), Lubec,
                    Maine




     Nominees for election to the Board are
selected by the Full Board. The Company
does not have a nominating committee. The
Board will consider nominees recommended by stockholders if submitted in writing to Marsha C. Sawyer, Clerk, Bar Harbor
Bankshares, 82 Main Street, Bar Harbor,
Maine 04609, not less than three months in advance of the date of the Annual Meeting.
     The Board of Directors of the Company
held seven meetings in 1997. The Bylaws of the Company provide for quarterly meetings.
Each director, with the exception of Mr.
Sargent, attended at least 75% of the total number of meetings held by the Board of Directors in 1997.
     The Board of Directors of the Bank met
monthly during 1997. Each director, with the exception of Mr. Sargent, attended at least 75% of the total number of Bank directors' meetings and committee meetings of which he or she was a member.
Executive Officers

     Each executive officer of the Company
is identified in the following table which also sets forth the respective office, age, and period served in that office for each person listed.

                                                          Year Age   First
                 Principal Occupation Now and    as
of   Electe
Name             for
8/18/98  d
                 past 5 Years                             Office
                                                          r
Robert L.        Chairman of the Board of the    71       1984
Gilfillan        Bank and the Company since
                 February, 1994

Sheldon F.       President and Chief Executive
60   1984
Goldthwait, Jr.  Officer of the Company and the
                 Bank since January 1, 1995.
                 Formerly Executive Vice President
                 of the Company since December,
                 1989

Dwight L. Eaton  Senior Vice President and Trust
63   1987
                 Officer of the Bank; Vice
                 President of the Company since
                 1987; formerly Vice President and
                 Trust Officer of the Bank


Lewis H. Payne   Executive Vice President of the
48   1995
                 Company and Bank since 1995.
          Formerly Senior Vice President
                 of Bank since 1990

Virginia M.      Treasurer and Chief Financial
48   1991
Vendrell         Officer since December, 1992;
          formerly Treasurer of the Bank
                 since December, 1989 and
                 Treasurer of the Company since
                 October, 1990.

Marsha C.        Clerk of the Company since
45       1986
Sawyer           July, 1986; Clerk and Vice
                 President of the Bank since
                 1986; formerly Assistant
                 Vice President of the Bank

     The Bylaws of the Company provide that
the executive officers be elected annually by the Board of Directors and that the President, Chairman of the Board, Treasurer and Clerk shall serve at the pleasure of the Board and until their successors have been chosen and qualified. All other officers serve at the pleasure of the Chief
Executive Officer.

Committees

     The Bylaws of the Company provide that
after each Annual Meeting of Directors, the Board designates from among its members an Executive Committee which has the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The present
Executive Committee includes Messrs. Brown,
Gilfillan, Goldthwait, MacLeod, Newman and
Reeves. The Executive Committee did not
meet in 1997.

     The Bylaws provide that the Board may
elect or appoint such other committees as it may deem necessary or convenient to the operations of the Company. The Company itself has no other committees although the Bank Board has appointed an Audit Committee as well as a Compensation Committee.

     The Audit Committee has responsibility
for overseeing the auditing program. The members of the Audit Committee in 1997 were Messrs. Carter, Colwell, Phillips, Dodge,
Gilfillan, Friend, Judd and Sargent. The
Audit Committee met six times during 1997

     The Compensation Committee has
responsibility for setting compensation for all Bank employees, including executive officers. The Compensation Committee for
1997 included Messrs. Dodge, Gilfillan,
Goldthwait, McCurdy, Phillips and Reeves.
The Compensation Committee met three times during 1997.

Family Relationships and Other Arrangements

     There are no family relationships
among any director, executive officer, or person nominated by the Company to become a director or executive officer. There are also no arrangements or understandings between any nominee, director, executive officer, or associates of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. No person or entity listed above as the employer of an officer or director, other than the Bank, is an affiliate of the Company.
COMPENSATION OF DIRECTORS AND EXECUTIVE
OFFICERS

     The following table sets forth all
annual compensation received during each of the Company's last three fiscal years by John P. Reeves, Sheldon F. Goldthwait, Jr.,
Lewis H. Payne, and Dwight L. Eaton who are the only executive officers for whom compensation exceeded $100,000 in any year.
Compensation for all officers is paid by the Bank.
SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION

                           Other Annual Year
                           Salary  Incenti
                           Compensation
                                 ($)     ve ($)
                                 ($)

Sheldon F. Goldthwait,     1995  130,00
23,108                     0
Jr.                              0
President and              1996  135,99
27,428                     0
                                 0
Chief Executive Officer    1997  155,00
19,737                     0
                                 0
Dwight L. Eaton            1995
17,637                     0
                                 94,000
Senior Vice President and  1996
19,460                     0
                                 95,992
Trust Officer              1997
12,984                     0
                                 98,000
Lewis H. Payne             1995  N/A
N/A  0
Executive Vice President   1996  88,594
17,634                     0
                           1997  93,500
12,237                     0

LONG TERM COMPENSATION
                                   AWARDS             PAYOUT
                                   Restric            LTIP
                                   ted
Optional                   Payout
                           Year    Stock   SARs
(#)  s
                                   Awards             ($)
                                   ($)
Sheldon F. Goldthwait,     1995    0       0          0
Jr.
                           1996    0
0                          0
                           1997    0
0                          0
Dwight L. Eaton            1995    0
0                          0
                           1996    0
0                          0
                           1997    0
0                          0
Lewis H. Payne             1995    0
0                          0
                           1996    0
0                          0
                           1997    0
0                          0

ALL OTHER COMPENSATION
($)
                           Year    Other

Compensation
Sheldon F. Goldthwait,     1995    3,522
Jr.
                           1996    24,035
                           1997    30,027
Dwight L. Eaton            1995    3,439
                           1996    36,175
                           1997    41,654
Lewis H. Payne             1995    N/A
                           1996    1,752
                           1997    1,848

Pursuant to a Deferred Compensation
Agreement Mr. Goldthwait deferred a portion of his 1995, 1996 and 1997 salary, and Mr.
Payne deferred portions of his 1996 and
1997 salaries.

Compensation Committee

     The Bank Board has appointed a six-
member Compensation Committee which
includes both directors and a member of
management. The Compensation Committee
meets several times each year and makes
compensation recommendations for the
ensuing year to the Board of Directors.

 The recommendations of the Committee are
                   then
considered and voted upon by the Full
Board. During 1997, Mr. Goldthwait was a member of the Compensation Committee and also a director. He abstained from participating in discussion, recommendations, or voting regarding his own compensation. Mr. Reeves, who chairs the Compensation Committee, is a former
President of the Company and the Bank.

Report of the Compensation Committee on
Executive Compensation

     The Board of Directors of the Bank has
no formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Messrs. Goldthwait, Eaton,
Payne and Ms. Vendrell during the last
fiscal year, the Board of Directors
considered, among other factors, years of service and salary surveys of executive officers at comparable financial institutions in Maine and New England. In reaching its determination as to compensation of Messrs. Goldthwait, Eaton,
Payne and Ms. Vendrell, the Board of
Directors did not use any objective measure of the Bank's performance but considered in general, the performance of the Bank in relationship to that of other similarly situated banks in Maine.

   The foregoing report to stockholders
                 regarding
compensation has been submitted by the
Compensation Committee, including Messrs.
Gilfillan, Reeves, Dodge, McCurdy and
Phillips.

Compensation of Directors

     Each of the directors of the Company
is a director of the Bank and as such
receives a fee of $300 for each Full Board meeting of the Bank attended and $250 for each committee meeting attended. The fee paid for the attendance at the Annual
Meeting is $500.00 per member
of the Board of Directors. The Chairman of the Board receives an annual retainer of $3,000 in addition to meeting fees.
Meetings of the Board of Directors of the Bank are held monthly. No directors' fees are paid to directors of the Company as such. Those directors of the Bank who are also officers do not receive directors' fees.


EMPLOYEE BENEFIT PLANS

     The Company has two non-qualified
supplemental retirement plans for certain officers. The agreements provide supplemental retirement benefits payable in installments over a period of years upon retirement or death. The Company recognizes the cost associated with the agreements over the service lives of the participating officers. For 1997, 1996, and 1995, the expense of these supplemental plans was $127,600, $118,000, and $110,000, respectively.

401(k) Plan
The Bank has a defined contribution 401(k)
                   plan
available to employees meeting eligibility requirements. Employees may contribute between 1% and 15% of their compensation, to which the Bank will match 25% of the first 6% contributed. For the years ended
December 31, 1997, 1996, and 1995, the Bank contributed $49,500, $52,000, and $46,600, respectively. The Bank has a defined
contribution plan in lieu of a defined
benefit plan. In 1997, 1996 and 1995, the Board of Directors voted to credit each eligible participant's 401(k) account with
3% of salary. The total contributions made for the defined contribution plan was $122,800, $128,000 and $122,500 for the years ended December 31, 1997,1996, and
1995, respectively.

Restricted Stock Purchase Plan
In 1997, 1996, and 1995, the Bank provided
                     a
restricted stock purchase plan through
which each employee may purchase up to 100 shares of Bar Harbor Bankshares stock at the current fair market price as of a date determined by the Board of Directors. These shares may be purchased through direct purchase or through the employee's 401(k) accounts. The program was discontinued with the plan year ending December 31, 1997.

 At December 31, 1997, employees exercised
                   their
right to purchase 1,224 shares at $60.00 per share, with the actual purchase transpiring in January of 1998.

 At December 31, 1996, employees exercised
                   their
right to purchase 2,346 shares at $38.25 per share, with the actual purchase transpiring in January of 1997.

     The Bank has entered into agreements
with Messrs. Reeves, Goldthwait, and Eaton whereby those individuals, or their beneficiaries, will receive upon death or retirement, an annual supplemental pension benefit over a period of 10 years in the amount of $15,000 per annum (in the case of Mr. Reeves), and in the amount of $10,000 per annum (in the case of Messrs.
Goldthwait and Eaton). This plan is
unfunded and
benefits will be paid out of Bank earnings.
Because Mr. Reeves chose early retirement, he began drawing his annual installment of $5,300 pursuant to this deferred compensation arrangement as of January 1, 1995.

     In 1993, the Company established a non-
qualified supplemental retirement plan for
Messrs. Reeves, Eaton, Goldthwait, and
MacDonald. The agreements provide
supplemental retirement benefits payable in installments over twenty years upon retirement or death. The Company recognizes the costs associated with the agreements over the service lives of the participating officers. The cost relative to the supplemental plan was $115,700, $106,500, and $98,300 for 1997, 1996, and 1995
respectively. The agreements with Messrs.
Reeves, Eaton, Goldthwait, and MacDonald are in the amounts of $49,020,$22,600, $37,400 and $7,700 respectively. Mr.
Reeves began drawing his annual installment of $49,020 as of January 1, 1995.

     Officers of the Bank are entitled to
participate in certain group insurance
benefits. In accordance with Bank policy, all such benefits are available generally to employees of the Bank.




TRANSACTIONS WITH DIRECTORS, OFFICERS AND
PRINCIPAL STOCKHOLDERS

     The Bank retains the firm of Tyson &
Partners to assist with its marketing
program. Lynda Z. Tyson, who serves as a director of the Company, serves as that firm's Chief Operating Officer as well as Director of Marketing.

     The Bank has had, and expects to have
in the future, banking transactions in the
ordinary course of its business with other
directors, officers, principal
stockholders, and their associates. All
such transactions have been and will be
made on substantially the same terms,
including interest rates and collateral, as
those prevailing at the time for comparable
transactions with others. No such
transactions have involved more than normal
risk of collectability or presented other
unfavorable features, and no loans
outstanding to directors, officers,
principal stockholders, or their associates
in an amount in excess of $60,000 are non-
accruing or past due or are otherwise
considered to be potential problem loans.
7
PERFORMANCE GRAPH

     Federal regulations require that a
graph be included in this proxy statement providing a comparison of total shareholder return on the common stock of the Company with that of comparable issuers. The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its common stock for each of the last five years. For purposes of comparison, the graph also illustrates comparable shareholder return of AMEX Market Index, and the AMEX Bank Stock Index. The graph assumes a $100 investment on December 31, 1992 in the common stock of the Company, and in the two
AMEX indices and measures the amount by
which the market value of each, assuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1992.
The following information is presented in a line graph in the printed proxy:

       Bar Harbor        AMEX Bank
AMEX
Year   Banking and       Stock Index
Market
       Trust Company
Index
1992   $100.00           $100.00        $100.00
1993   $118.06           $136.34        $118.81
1994   $133.13           $132.81        $104.95
1995   $230.21           $175.48        $135.28
1996   $315.43           $200.52        $142.74
1997   $485.51           $324.68        $171.76

SELECTION OF AUDITORS

     Stockholder approval of the selection
of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The Board recommends that its selection of Berry, Dunn, McNeil & Parker be ratified. If the Board selection is not ratified, the Board will take action to appoint a different auditor for the Company and for the Bank. It is not anticipated that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting to respond to appropriate questions or to make a statement.

OTHER MATTERS

     Management knows of no other matters
to be presented for action at the Meeting.
If any other matters properly come before the Meeting, the shares represented by the proxies will be voted with respect thereto in accordance with the judgment of the person(s) voting the proxies.


FINANCIAL STATEMENTS

     Upon written request, the company will
furnish any stockholder with a copy of the annual report by the company to the securities and exchange commission on form
10-k, including financial statements and financial statement schedules for the last fiscal year. In accordance with federal deposit insurance corporation regulations, upon written request, stockholders may also obtain the bank's most recent annual disclosure statement which contains financial information covering the last two years.

     Any request for a copy of either the
Form 10-K or the Annual Disclosure
Statement must contain a representation
that the person making the request was a beneficial owner of Common Stock on August
18, 1998, which is the record date for this proxy solicitation.
Requests should be addressed to:  Marsha C.
Sawyer, Clerk, Bar Harbor Bankshares, 82
Main Street, Bar Harbor, ME  04609.

     Financial statements of the Company
contained in the Company's Annual Report To
Stockholders for the fiscal year 1997 are not to be considered a part of this soliciting material.

STOCKHOLDER PROPOSALS

     Stockholders may submit proposals for
consideration at the 1999 Annual Meeting, which is presently scheduled for October 5, 1999. In order to be included in the Company's Proxy Statement and Form of Proxy relating to that meeting, such proposals must be received by the Company no later than May 1, 1999, which is 120 days in advance of the proposed mailing date of the 1999 proxy materials. Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar
Harbor Bankshares, 82 Main Street, Bar
Harbor, ME 04609.



By Order of the Board of Directors

Marsha C. Sawyer, Clerk


BAR HARBOR BANKSHARES

82 Main Street
Bar Harbor, ME  04609

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS


  The undersigned hereby appoints Ruth S.
                  Foster,
Jarvis W. Newman, and Lynda Z. Tyson as
Proxies, each with power to appoint a
substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common
Stock of the Company held of record by the undersigned as of close of business on August 18, 1998 at the Annual Meeting of
Stockholders to be held on October 6, 1998 or at any adjournment thereof.


(To be signed on the Reverse Side)

X PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


1.  Election of Directors
     Nominees for three year terms:
   Frederick F. Brown, Robert C. Carter,
                 Dwight L.
Eaton,
     Sheldon F. Goldthwait, Jr. and Robert
M. Phillips

     ____ FOR the nominees listed at right
    ____ WITHHOLD AUTHORITY to vote for
                 nominees
listed at right
     For all nominees, except as indicated
___________________________

2.  To set the number of Directors at 19.
  ____ FOR    ____ AGAINST    ____ ABSTAIN
3.  To ratify the Board of Directors'
selection of Berry, Dunn, McNeil & Parker
as independent auditors of the Company and
the Bank for the ensuing year.
____ FOR    ____ AGAINST    ____ ABSTAIN

4.  To transact such other business as may
properly come before the meeting or any
adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned stockholder in the manner directed herein.
If no direction is given, this proxy will be voted in favor of Items 1 and 3, for the nominees listed in Item 2 and in the discretion of management with respect to any other matters which may come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY USING THE ENVELOPE
PROVIDED.

SIGNATURE ________________________
DATE____________ SIGNATURE
_________________________  DATE __________
NOTE:     Please sign exactly as name
appears above.
     Only one joint tenant need sign. When
     signing as attorney, executor,
     administrator, trustee or guardian or
     in any representative capacity, please
     give full title.